EXHIBIT 10.17

                                CN BANCORP, INC.

                      INCENTIVE STOCK OPTION AGREEMENT FORM


Date:                               _____
Option Number:                      _____
Number of shares subject to option: _____


This AGREEMENT, dated _______, is made between CN Bancorp, Inc. (the "Company") and _______________, (the "Optionee").

WHEREAS, the Company's Board of Directors adopted the CN Bancorp, Inc. Stock Option Plan (the "Plan") on April 6, 2004; and

WHEREAS, the Company's shareholders approved the adoption of the Plan by the Company on May 24, 2004; and

WHEREAS, the Committee, as described in the Plan (the "Committee"), has recommended to the Company's Board of Directors that the Optionee be granted an option under the Plan; and

WHEREAS, the Company now wishes to grant the Optionee an option as hereinafter set forth.

NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of that Plan and subject further to the terms and conditions set forth herein, the right to purchase from the Company ___ shares of common stock of the Company (the "Stock") at the price of $____ per share (the "Option Price"). The option shall be treated as an incentive stock option as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended.

Terms and Conditions. It is understood and agreed that the option for which this Agreement provides is subject to the following terms and conditions:

Expiration Date. The option shall expire ten (10) years after the date indicated above.

Exercise of Option. This option may be exercised in whole or in part, to the extent the option is vested and provided that it may not be exercised with respect to any fractional share. To the extent that any portion of this option is not exercised when it first becomes exercisable, it may be exercised at a later time, subject to any limitations contained in the Agreement or the Plan.

Subject to the other terms of this Agreement, the right to exercise the option for which this Agreement provides shall be fully vested as of the date of this Agreement.

The option shall be exercised by the delivery of a written notice to the Company specifying the number of shares as to which the option is being exercised, together with cash, a certified check, bank draft or money order, payable to the order of the Company for an amount in U.S. dollars equal to the Option Price times the number of shares as to which the option is being exercised, or such other method of payment as specified herein and/or as authorized by the Plan. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

Payment of Purchase Price Upon Exercise. At the time of any exercise the purchase price of the shares as to which the option shall be exercised shall be paid to the Company in cash or with Stock already owned by the Optionee having a



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total Fair Market Value, as that terms is defined by the Plan, at the time of exercise equal to the purchase price, or a combination of cash and Stock having a total Fair Market Value, as so determined, equal to the purchase price.

Exercise Upon Death or Termination of Employment. (1) In the event of the death of the Optionee (i) while an employee of the Company or a Subsidiary or (ii) within three months after termination of her or her employment with the Company or a Subsidiary because of disability or retirement with the consent of the Company, this option may be exercised, to the extent that the Optionee was entitled to do so on the date of his or her termination of employment, by the person or persons to whom the Optionee's rights under this option plass by will or applicable law, or if no such person has such right, by his or her executors or administrators, at any time not later than the expiration date specified in subparagraph (a) of this paragraph 2. (2) If the Optionee's employment with the Company or a Subsidiary terminates because of disability or retirement with the consent of the Company, or voluntarily with the consent of the Company, the Optionee may exercise this option to the extent that he or she was entitled to do so on the date of the termination of his or her employment, at any time within three months of the date of termination of employment, but not later than the expiration date specified in subparagraph (a) of this paragraph 2. (3) If the Optionee's employment terminates for any reason other than death, disability, or retirement with the consent of the Company, or voluntarily with the consent of the Company, all rights under this Agreement shall terminate as of the date of the Optionee's termination of employment.

Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by him or her.

Adjustments. In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Stock at a price substantially below fair market value, or any similar change affecting the Stock, the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to the Optionee hereunder. Any adjustment so made shall be final and binding upon the Optionee.

No Rights as Stockholders. The Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him or her of a certificate or certificates for such shares and no adjustment will be made for dividends or other rights for which the record date is prior to the date of exercise.

No Right to Continued Employment. This option shall not confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary, not shall it interfere in any way with the right of his or her employer to terminate his employment at any time.

Compliance with Laws and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. This option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, will be contrary to applicable law.

Incorporation of the Plan. The Plan, a copy of which is attached to this Agreement, is hereby incorporated into this Agreement as though fully set forth herein. The Company and the Optionee agree to be bound by all of the terms and conditions of the Plan. To the extent that any provision of this Agreement conflicts with the Plan, the terms of the Plan shall control.

Notices. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party to whom it is intended at the address designated by it in a notice mailed or delivered to the other party. Unless and until some other address is designated, all notices or communications to the Company shall be mailed or delivered to:


                              President
                              CN Bancorp, Inc.
                              7401 Ritchie Highway
                              Glen Burnie, MD 21061



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          Unless and until some other address is designated, all notices or communications to the Optionee shall be mailed or delivered to:

                              -------------------
                              -------------------
                              -------------------

Determinations by the Committee. Any dispute or disagreement which may arise under or related to the Plan or this Agreement shall be resolved by the Committee in its sole discretion and judgment. Any such determination and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive for all purposes.

Taxes. All shares issued at the Optionee's exercise of any portion of this option are subject to the Company's collection of any taxes required to be withheld by federal, state or local governments and relating to those shares. To the extent that such taxes have not, by that time, been collected by the Company from the Optionee through other means, the number of shares issued to the Optionee under his or her exercise of any portion of the option shall be reduced to reflect (based on the Fair Market Value of the shares at the exercise date) the amount of withholding and other taxes required to be collected by the Company with respect to those shares.

Governing Law. This Agreement shall be governed by the law of the State of Maryland.

Counterparts. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, CN Bancorp, Inc., has caused this Agreement to be executed by an appropriate officer and Optionee has executed this Agreement, both as of the day and year first above written.


                                     CN BANCORP, INC.


                                     By:
                                          ------------------------------

                                     Title:  President/Chief Executive Officer


                                     OPTIONEE


                                     -----------------------------------



SCHEDULE 1 - NOTATIONS AS TO PARTIAL EXERCISE


                  Number of         Balance
Date of           Purchased         Shares on        Authorized   Notation
Exercise Shares   Option            Signature        Date
________*____________*___________*_________________________*_______________

________*____________*___________*_________________________*_______________

________*____________*___________*_________________________*_______________

________*____________*___________*_________________________*_______________
________*____________*___________*_________________________*_______________


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